Significant Accounting Policies	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Significant Accounting Policies
Significant Accounting Policies

Description of business - CVS Caremark Corporation and its subsidiaries (the “Company”) is the largest integrated pharmacy health care provider in the United States based upon revenues and prescriptions filled. The Company currently has three reportable business segments, Pharmacy Services, Retail Pharmacy and Corporate, which are described below.

Pharmacy Services Segment (the “PSS”) - The PSS provides a full range of pharmacy benefit management services including mail order pharmacy services, specialty pharmacy services, plan design and administration, formulary management and claims processing. The Company’s clients are primarily employers, insurance companies, unions, government employee groups, managed care organizations and other sponsors of health benefit plans and individuals throughout the United States.

As a pharmacy benefits manager, the PSS manages the dispensing of pharmaceuticals through the Company’s mail order pharmacies and national network of nearly 68,000 retail pharmacies, consisting of approximately 41,000 chain pharmacies and 27,000 independent pharmacies, to eligible members in the benefits plans maintained by the Company’s clients and utilizes its information systems to perform, among other things, safety checks, drug interaction screenings and brand to generic substitutions.

The PSS’ specialty pharmacies support individuals that require complex and expensive drug therapies. The specialty pharmacy business includes mail order and retail specialty pharmacies that operate under the CVS Caremark® and CarePlus CVS/pharmacy® names.

The PSS also provides health management programs, which include integrated disease management for 17 conditions, through the Company’s Accordant® rare disease management offering.

In addition, through the Company’s SilverScript Insurance Company (“SilverScript”) subsidiary, the PSS is a national provider of drug benefits to eligible beneficiaries under the Federal Government’s Medicare Part D program.

The PSS generates net revenues primarily by contracting with clients to provide prescription drugs to plan members. Prescription drugs are dispensed by the mail order pharmacies, specialty pharmacies and national network of retail pharmacies. Net revenues are also generated by providing additional services to clients, including administrative services such as claims processing and formulary management, as well as health care related services such as disease management.

The pharmacy services business operates under the CVS Caremark® Pharmacy Services, Caremark®, CVS Caremark®, CarePlus CVS/pharmacy®, RxAmerica®, Accordant®, SilverScript® and Novologix® names. As of December 31, 2013, the PSS operated 25 retail specialty pharmacy stores, 11 specialty mail order pharmacies and four mail service dispensing pharmacies located in 22 states, Puerto Rico and the District of Columbia.

Retail Pharmacy Segment (the “RPS”) - The RPS sells prescription drugs and a wide assortment of general merchandise, including over-the-counter drugs, beauty products and cosmetics, photo finishing, seasonal merchandise, greeting cards and convenience foods, through the Company’s CVS/pharmacy®, Longs Drugs® and Drogaria Onofre® retail stores and online through CVS.com® and Onofre.com.br.

The RPS also provides health care services through its MinuteClinic® health care clinics. MinuteClinics are staffed by nurse practitioners and physician assistants who utilize nationally recognized protocols to diagnose and treat minor health conditions, perform health screenings, monitor chronic conditions and deliver vaccinations.

As of December 31, 2013, the retail pharmacy business included 7,660 retail drugstores (of which 7,603 operated a pharmacy) located in 43 states, the District of Columbia, Puerto Rico and Brazil operating primarily under the CVS/pharmacy and Drogaria Onofre® names, the online retail websites, CVS.com and Onofre.com.br, and 800 retail health care clinics operating under the MinuteClinic® name (of which 792 were located in CVS/pharmacy stores).

Corporate Segment - The Corporate Segment provides management and administrative services to support the Company. The Corporate Segment consists of certain aspects of the Company’s executive management, corporate relations, legal, compliance, human resources, corporate information technology and finance departments.

Principles of consolidation - The consolidated financial statements include the accounts of the Company and its majority owned subsidiaries. All intercompany balances and transactions have been eliminated.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Fair value hierarchy - The Company utilizes the three-level valuation hierarchy for the recognition and disclosure of fair value measurements. The categorization of assets and liabilities within this hierarchy is based upon the lowest level of input that is significant to the measurement of fair value. The three levels of the hierarchy consist of the following:

•	Level 1 - Inputs to the valuation methodology are unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

•
Level 2 - Inputs to the valuation methodology are quoted prices for similar assets and liabilities in active markets, quoted prices in markets that are not active or inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the instrument.

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Level 3 - Inputs to the valuation methodology are unobservable inputs based upon management’s best estimate of inputs market participants could use in pricing the asset or liability at the measurement date, including assumptions about risk.

Cash and cash equivalents - Cash and cash equivalents consist of cash and temporary investments with maturities of three months or less when purchased. The Company invests in short-term money market funds, commercial paper and time deposits, as well as other debt securities that are classified as cash equivalents within the accompanying consolidated balance sheets, as these funds are highly liquid and readily convertible to known amounts of cash. These investments are classified within Level 1 of the fair value hierarchy because they are valued using quoted market prices.

Short-term investments - The Company’s short-term investments consist of certificate of deposits with initial maturities of greater than three months when purchased. These investments, which were classified as available-for-sale within Level 1 of the fair value hierarchy, were carried at fair value, which approximated historical cost at December 31, 2013 and 2012.

Fair value of financial instruments - As of December 31, 2013, the Company’s financial instruments include cash and cash equivalents, short-term investments, accounts receivable, accounts payable and short-term debt. Due to the short-term nature of these instruments, the Company’s carrying value approximates fair value. The carrying amount and estimated fair value of total long-term debt was $13.4 billion and $14.2 billion, respectively, as of December 31, 2013. The fair value of the Company’s long-term debt was estimated based on quoted rates currently offered in active markets for the Company’s debt, which is considered Level 1 of the fair value hierarchy. The Company had outstanding letters of credit, which guaranteed foreign trade purchases, with a fair value of $3.6 million as of December 31, 2013. There were no outstanding derivative financial instruments as of December 31, 2013 and 2012.

Foreign currency translation and transactions - For local currency functional locations, assets and liabilities are translated at end-of-period rates while revenues and expenses are translated at average rates in effect during the period. Equity is translated at historical rates and the resulting cumulative translation adjustments are included as a component of accumulated other comprehensive income/(loss).

For U.S. dollar functional currency locations, foreign currency assets and liabilities are remeasured into U.S. dollars at end-of-period exchange rates, except for non-monetary balance sheet accounts, which are remeasured at historical exchange rates. Revenue and expense are remeasured at average exchange rates in effect during each period, except for those expenses related to the nonmonetary balance sheet amounts, which are remeasured at historical exchange rates. Gains or losses from foreign currency remeasurement are included in income.

Gains and losses arising from foreign currency transactions and the effects of remeasurements were not material for all period presented.

Accounts receivable - Accounts receivable are stated net of an allowance for doubtful accounts. The accounts receivable balance primarily includes amounts due from third party providers (e.g., pharmacy benefit managers, insurance companies and governmental agencies), clients and members, as well as vendors and manufacturers. Charges to bad debt are based on both historical write-offs and specifically identified receivables.

The activity in the allowance for doubtful accounts receivable for the years ended December 31 is as follows:

In millions	2013	2012	2011
Beginning balance	$243	$189	$182
Additions charged to bad debt expense	195	149	129
Write-offs charged to allowance	(182)	(95)	(122)
Ending balance	$256	$243	$189

Inventories - Prior to 2012, inventories were stated at the lower of cost or market on a first-in, first-out basis using the retail inventory method in the retail pharmacy stores, the weighted average cost method in the mail service and specialty pharmacies, and the cost method on a first-in, first-out basis in the distribution centers. Effective January 1, 2012, the Company changed its methods of accounting for prescription drug inventories in the RPS to the weighted average cost method. See Note 2 for additional information regarding the accounting change. Physical inventory counts are taken on a regular basis in each store and a continuous cycle count process is the primary procedure used to validate the inventory balances on hand in each distribution center and mail facility to ensure that the amounts reflected in the accompanying consolidated financial statements are properly stated. During the interim period between physical inventory counts, the Company accrues for anticipated physical inventory losses on a location-by-location basis based on historical results and current trends.

Property and equipment - Property, equipment and improvements to leased premises are depreciated using the straight-line method over the estimated useful lives of the assets, or when applicable, the term of the lease, whichever is shorter. Estimated useful lives generally range from 10 to 40 years for buildings, building improvements and leasehold improvements and 3 to 10 years for fixtures, equipment and internally developed software. Repair and maintenance costs are charged directly to expense as incurred. Major renewals or replacements that substantially extend the useful life of an asset are capitalized and depreciated. Application development stage costs for significant internally developed software projects are capitalized and depreciated.

The following are the components of property and equipment at December 31:

In millions	2013	2012
Land	$1,460	$1,429
Building and improvements	2,694	2,614
Fixtures and equipment	8,419	7,928
Leasehold improvements	3,320	3,105
Software	1,515	1,230
	17,408	16,306
Accumulated depreciation and amortization	(8,793)	(7,674)
Property and equipment, net	$8,615	$8,632

The gross amount of property and equipment under capital leases was $260 million and $219 million as of December 31, 2013 and 2012, respectively. Accumulated amortization of property and equipment under capital lease was $74 million and $64 million as of December 31, 2013 and 2012, respectively. Amortization of property and equipment under capital lease is included within depreciation expense. Depreciation expense totaled $1.4 billion, $1.3 billion and $1.1 billion in 2013, 2012 and 2011, respectively.

Goodwill and other indefinitely-lived assets - Goodwill and other indefinitely-lived assets are not amortized, but are subject to impairment reviews annually, or more frequently if necessary. See Note 4 for additional information on goodwill and other indefinitely-lived assets.

Intangible assets - Purchased customer contracts and relationships are amortized on a straight-line basis over their estimated useful lives between 10 and 20 years. Purchased customer lists are amortized on a straight-line basis over their estimated useful lives of up to 10 years. Purchased leases are amortized on a straight-line basis over the remaining life of the lease. See Note 4 for additional information about intangible assets.

Impairment of long-lived assets - The Company groups and evaluates fixed and finite-lived intangible assets for impairment at the lowest level at which individual cash flows can be identified, whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. If indicators of impairment are present, the Company first compares the carrying amount of the asset group to the estimated future cash flows associated with the asset group (undiscounted and without interest charges). If the estimated future cash flows used in this analysis are less than the carrying amount of the asset group, an impairment loss calculation is prepared. The impairment loss calculation compares the carrying amount of the asset group to the asset group’s estimated future cash flows (discounted and with interest charges). If required, an impairment loss is recorded for the portion of the asset group’s carrying value that exceeds the asset group’s estimated future cash flows (discounted and with interest charges).

Redeemable noncontrolling interest — Through June 29, 2012, the Company had an approximately 60% ownership interest in Generation Health, Inc. (“Generation Health”) and consolidated Generation Health in its consolidated financial statements. The nonemployee noncontrolling shareholders of Generation Health held put rights for the remaining interest in Generation Health that if exercised would require the Company to purchase the remaining interest in Generation Health in 2015 for a minimum of $26 million and a maximum of $159 million, depending on certain financial metrics of Generation Health in 2014. Since the noncontrolling shareholders of Generation Health had a redemption feature as a result of the put rights, the Company had classified the redeemable noncontrolling interest in Generation Health in the mezzanine section of the consolidated balance sheet outside of shareholders’ equity. On June 29, 2012, the Company acquired the remaining 40% interest in Generation Health from minority shareholders and employee option holders for $26 million and $5 million, respectively, for a total of $31 million.

The following is a reconciliation of the changes in the redeemable noncontrolling interest for the years ended December 31, 2012 and 2011:

In millions	2012	2011
Beginning balance	$30	$34
Net loss attributable to noncontrolling interest	(2)	(4)
Purchase of noncontrolling interest	(26)	—
Reclassification to capital surplus in connection with purchase of
noncontrolling interest	(2)	—
Ending balance	$—	$30

Revenue Recognition

Pharmacy Services Segment - The PSS sells prescription drugs directly through its mail service dispensing pharmacies and indirectly through its retail pharmacy network. The PSS recognizes revenue from prescription drugs sold by its mail service dispensing pharmacies and under retail pharmacy network contracts where it is the principal using the gross method at the contract prices negotiated with its clients. Net revenues include: (i) the portion of the price the client pays directly to the PSS, net of any volume-related or other discounts paid back to the client (see “Drug Discounts” below), (ii) the price paid to the PSS by client plan members for mail order prescriptions (“Mail Co-Payments”) and the price paid to retail network pharmacies by client plan members for retail prescriptions (“Retail Co-Payments”), and (iii) administrative fees for retail pharmacy network contracts where the PSS is not the principal as discussed below. Sales taxes are not included in revenue.

Revenue is recognized when: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the seller’s price to the buyer is fixed or determinable, and (iv) collectability is reasonably assured. The following revenue recognition policies have been established for the PSS:

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Revenues generated from prescription drugs sold by mail service dispensing pharmacies are recognized when the prescription is delivered. At the time of delivery, the PSS has performed substantially all of its obligations under its client contracts and does not experience a significant level of returns or reshipments.

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Revenues generated from prescription drugs sold by third party pharmacies in the PSS’s retail pharmacy network and associated administrative fees are recognized at the PSS’s point-of-sale, which is when the claim is adjudicated by the PSS’s online claims processing system.

The PSS determines whether it is the principal or agent for its retail pharmacy network transactions on a contract by contract basis. In the majority of its contracts, the PSS has determined it is the principal due to it: (i) being the primary obligor in the arrangement, (ii) having latitude in establishing the price, changing the product or performing part of the service, (iii) having discretion in supplier selection, (iv) having involvement in the determination of product or service specifications, and (v) having credit risk. The PSS’s obligations under its client contracts for which revenues are reported using the gross method are separate and distinct from its obligations to the third party pharmacies included in its retail pharmacy network contracts. Pursuant to these contracts, the PSS is contractually required to pay the third party pharmacies in its retail pharmacy network for products sold, regardless of whether the PSS is paid by its clients. The PSS’s responsibilities under its client contracts typically include validating eligibility and coverage levels, communicating the prescription price and the co-payments due to the third party retail pharmacy, identifying possible adverse drug interactions for the pharmacist to address with the prescriber prior to dispensing, suggesting generic alternatives where clinically appropriate and approving the prescription for dispensing. Although the PSS does not have credit risk with respect to Retail Co-Payments, management believes that all of the other applicable indicators of gross revenue reporting are present. For contracts under which the PSS acts as an agent, revenue is recognized using the net method.

Drug Discounts - The PSS deducts from its revenues any rebates, inclusive of discounts and fees, earned by its clients. Rebates are paid to clients in accordance with the terms of client contracts, which are normally based on fixed rebates per prescription for specific products dispensed or a percentage of manufacturer discounts received for specific products dispensed. The liability for rebates due to clients is included in “Claims and discounts payable” in the accompanying consolidated balance sheets.

Medicare Part D - The PSS, through its SilverScript Insurance Company subsidiary, participates in the Federal Government’s Medicare Part D program as a Prescription Drug Plan (“PDP”). Net revenues include insurance premiums earned by the PDP, which are determined based on the PDP’s annual bid and related contractual arrangements with the Centers for Medicare and Medicaid Services (“CMS”). The insurance premiums include a direct premium paid by CMS and a beneficiary premium, which is the responsibility of the PDP member, but is subsidized by CMS in the case of low-income members. Premiums collected in advance are initially deferred in accrued expenses and are then recognized in net revenues over the period in which members are entitled to receive benefits.

In addition to these premiums, net revenues include co-payments, coverage gap benefits, deductibles and co-insurance (collectively, the “Member Co-Payments”) related to PDP members’ actual prescription claims. In certain cases, CMS subsidizes a portion of these Member Co-Payments and pays the PSS an estimated prospective Member Co-Payment subsidy amount each month. The prospective Member Co-Payment subsidy amounts received from CMS are also included in net revenues. The Company assumes no risk for these amounts. If the prospective Member Co-Payment subsidies received differ from the amounts based on actual prescription claims, the difference is recorded in either accounts receivable or accrued expenses.

The PSS accounts for CMS obligations and Member Co-Payments (including the amounts subsidized by CMS) using the gross method consistent with its revenue recognition policies for Mail Co-Payments and Retail Co-Payments (discussed previously in this document).

Retail Pharmacy Segment - The RPS recognizes revenue from the sale of merchandise (other than prescription drugs) at the time the merchandise is purchased by the retail customer. Prior to the fourth quarter of 2013, revenue from the sale of prescription drugs was recognized at the time the prescription was filled as opposed to upon delivery as required under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 605, Revenue Recognition. For substantially all prescriptions, the fill date and the delivery date occur in the same reporting period. The effect on both revenue and income of recording prescription drug sales upon fill as opposed to delivery is immaterial. During the fourth quarter of 2013, the Company began recognizing revenue from the sale of prescription drugs when the prescription is picked up by the customer. This immaterial error correction is reflected in all annual and quarterly financial statements presented. For the year ended December 31, 2012, the correction reduced net revenues and net income attributable to CVS Caremark by $13 million and $13 million. For the year ended December 31, 2011, the correction reduced net revenues by $20 million and increased net income attributable to CVS Caremark by $1 million. Diluted earnings per share from net income attributable to CVS Caremark was reduced by $0.01 for the year ended December 31, 2012. There was no impact on diluted earnings per share from net income attributable to CVS Caremark in any other annual or interim period impacted by the immaterial error correction. The adjustment increased total assets and total liabilities by $309 million and $360 million as of December 31, 2012 and decreased retained earnings by $38 million and $39 million as of December 31, 2011 and 2010, respectively.

Customer returns are not material. Revenue generated from the performance of services in the RPS’s health care clinics is recognized at the time the services are performed. Sales taxes are not included in revenue.

See Note 13 for additional information about the revenues of the Company’s business segments.

Cost of revenues

Pharmacy Services Segment - The PSS’ cost of revenues includes: (i) the cost of prescription drugs sold during the reporting period directly through its mail service dispensing pharmacies and indirectly through its retail pharmacy network, (ii) shipping and handling costs, and (iii) the operating costs of its mail service dispensing pharmacies and client service operations and related information technology support costs including depreciation and amortization. The cost of prescription drugs sold component of cost of revenues includes: (i) the cost of the prescription drugs purchased from manufacturers or distributors and shipped to members in clients’ benefit plans from the PSS’ mail service dispensing pharmacies, net of any volume-related or other discounts (see “Vendor allowances and purchase discounts” below) and (ii) the cost of prescription drugs sold (including Retail Co-Payments) through the PSS’ retail pharmacy network under contracts where it is the principal, net of any volume-related or other discounts.

Retail Pharmacy Segment - The RPS’ cost of revenues includes: the cost of merchandise sold during the reporting period and the related purchasing costs, warehousing and delivery costs (including depreciation and amortization) and actual and estimated inventory losses.

See Note 13 for additional information about the cost of revenues of the Company’s business segments.

Vendor allowances and purchase discounts

The Company accounts for vendor allowances and purchase discounts as follows:

Pharmacy Services Segment - The PSS receives purchase discounts on products purchased. The PSS’ contractual arrangements with vendors, including manufacturers, wholesalers and retail pharmacies, normally provide for the PSS to receive purchase discounts from established list prices in one, or a combination, of the following forms: (i) a direct discount at the time of purchase, (ii) a discount for the prompt payment of invoices, or (iii) when products are purchased indirectly from a manufacturer (e.g., through a wholesaler or retail pharmacy), a discount (or rebate) paid subsequent to dispensing. These rebates are recognized when prescriptions are dispensed and are generally calculated and billed to manufacturers within 30 days of the end of each completed quarter. Historically, the effect of adjustments resulting from the reconciliation of rebates recognized to the amounts billed and collected has not been material to the PSS’ results of operations. The PSS accounts for the effect of any such differences as a change in accounting estimate in the period the reconciliation is completed. The PSS also receives additional discounts under its wholesaler contracts if it exceeds contractually defined annual purchase volumes. In addition, the PSS receives fees from pharmaceutical manufacturers for administrative services. Purchase discounts and administrative service fees are recorded as a reduction of “Cost of revenues”.

Retail Pharmacy Segment - Vendor allowances received by the RPS reduce the carrying cost of inventory and are recognized in cost of revenues when the related inventory is sold, unless they are specifically identified as a reimbursement of incremental costs for promotional programs and/or other services provided. Amounts that are directly linked to advertising commitments are recognized as a reduction of advertising expense (included in operating expenses) when the related advertising commitment is satisfied. Any such allowances received in excess of the actual cost incurred also reduce the carrying cost of inventory. The total value of any upfront payments received from vendors that are linked to purchase commitments is initially deferred. The deferred amounts are then amortized to reduce cost of revenues over the life of the contract based upon purchase volume. The total value of any upfront payments received from vendors that are not linked to purchase commitments is also initially deferred. The deferred amounts are then amortized to reduce cost of revenues on a straight-line basis over the life of the related contract. The total amortization of these upfront payments was not material to the accompanying consolidated financial statements.

Insurance - The Company is self-insured for certain losses related to general liability, workers’ compensation and auto liability. The Company obtains third party insurance coverage to limit exposure from these claims. The Company is also self-insured for certain losses related to health and medical liabilities. The Company’s self-insurance accruals, which include reported claims and claims incurred but not reported, are calculated using standard insurance industry actuarial assumptions and the Company’s historical claims experience.

Facility opening and closing costs - New facility opening costs, other than capital expenditures, are charged directly to expense when incurred. When the Company closes a facility, the present value of estimated unrecoverable costs, including the remaining lease obligation less estimated sublease income and the book value of abandoned property and equipment, are charged to expense. The long-term portion of the lease obligations associated with facility closings was $246 million and $288 million in 2013 and 2012, respectively.

Advertising costs - Advertising costs are expensed when the related advertising takes place. Advertising costs, net of vendor funding (included in operating expenses), were $177 million, $221 million and $211 million in 2013, 2012 and 2011, respectively.

Interest expense, net - Interest expense, net of capitalized interest, was $517 million, $561 million and $588 million, and interest income was $8 million, $4 million and $4 million in 2013, 2012 and 2011, respectively. Capitalized interest totaled $25 million, $29 million and $37 million in 2013, 2012 and 2011, respectively.

Shares held in trust - The Company maintains grantor trusts, which held approximately 1 million shares of its common stock at December 31, 2013 and 2012, respectively. These shares are designated for use under various employee compensation plans. Since the Company holds these shares, they are excluded from the computation of basic and diluted shares outstanding.

Accumulated other comprehensive loss - Accumulated other comprehensive loss consists of changes in the net actuarial gains and losses associated with pension and other postretirement benefit plans, unrealized losses on derivatives from cash flow hedges executed in previous years associated with the issuance of long-term debt, and foreign currency translation adjustments. The amount included in accumulated other comprehensive loss related to the Company’s pension and postretirement plans was $172 million pre-tax ($106 million after-tax) as of December 31, 2013 and $268 million pre-tax ($165 million after-tax) as of December 31, 2012. The net impact on cash flow hedges totaled $22 million pre-tax ($13 million after-tax) and $26 million pre-tax ($16 million after-tax) as of December 31, 2013 and 2012, respectively. Cumulative foreign currency translation adjustments at December 31, 2013 were $30 million.

Changes in accumulated other comprehensive income (loss) by component are shown below:

	Year Ended December 31, 2013(1)
In millions	Losses on Cash Flow Hedges	Pension and Other Postretirement Benefits	Foreign Currency	Total
Balance, December 31, 2012	$(16)	$(165)	$—	$(181)
Other comprehensive income (loss) before reclassifications	—	—	(30)	(30)
Amounts reclassified from accumulated other comprehensive income (2)	3	59	—	62
Net other comprehensive income (loss)	3	59	(30)	32
Balance, December 31, 2013	$(13)	$(106)	$(30)	$(149)

(1)	All amounts are net of tax.

(2)
The amounts reclassified from accumulated other comprehensive income for cash flow hedges are recorded within interest expense, net on the consolidated statement of income. The amounts reclassified from accumulated other comprehensive income for pension and other postretirement benefits are included in operating expenses on the consolidated statement of income.

Stock-based compensation - Stock-based compensation is measured at the grant date based on the fair value of the award and is recognized as expense over the applicable requisite service period of the stock award (generally 3 to 5 years) using the straight-line method. Stock-based compensation is included in operating expenses.

Related party transactions - The Company has an equity method investment in SureScripts, LLC (“SureScripts”), which operates a clinical health information network. The Pharmacy Services and Retail Pharmacy segments utilize this clinical health information network in providing services to its client plan members and retail customers. The Company expensed fees of approximately $48 million, $32 million and $28 million in the years ended December 31, 2013, 2012 and 2011, respectively, for the use of this network.

The Company’s investment in and equity in earnings in SureScripts for all periods presented is immaterial.

Income taxes - The Company provides for income taxes currently payable, as well as for those deferred because of timing differences between reported income and expenses for financial statement purposes versus income tax return purposes. Income tax credits are recorded as a reduction of income taxes. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax return purposes. Deferred income tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recoverable or settled. The effect of a change in income tax rates is recognized as income or expense in the period of the change.

Earnings per common share - Basic earnings per common share is computed by dividing: (i) net earnings by (ii) the weighted average number of common shares outstanding during the year (the “Basic Shares”). Diluted earnings per common share is computed by dividing: (i) net earnings by (ii) Basic Shares plus the additional shares that would be issued assuming that all dilutive stock awards are exercised. Options to purchase 6.2 million, 5.9 million and 30.5 million shares of common stock were outstanding as of December 31, 2013, 2012 and 2011, respectively, but were not included in the calculation of diluted earnings per share because the options’ exercise prices were greater than the average market price of the common shares and, therefore, the effect would be antidilutive.

New Accounting Pronouncements

In July 2012, the FASB issued Accounting Standards Update (“ASU”) 2012-02, Testing Indefinite-Lived Intangible Assets for Impairment (“ASU 2012-02”). ASU 2012-02 allows entities to use a qualitative approach to determine whether the existence of events and circumstances indicates that it is more likely than not that the indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action. However, if an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform the quantitative impairment test by comparing the fair value with the carrying amount and recognize an impairment loss, if any, to the extent the carrying value exceeds its fair value. ASU 2012-02 is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. The adoption of ASU 2012-02 did not have a material effect on the Company’s consolidated financial statements.

In February 2013, the FASB issued ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income (“ASU 2013-02”). ASU 2013-02 adds new disclosure requirements for items reclassified out of accumulated other comprehensive income. The additional disclosures include: (1) changes in accumulated other comprehensive income balances by component and (2) significant items reclassified out of accumulated other comprehensive income. The changes in accumulated other comprehensive income balance by component will be disaggregated to separately present reclassification adjustments and current-period other comprehensive income. Significant items reclassified out of accumulated other comprehensive income by component are required to be presented either on the face of the statement of income or as separate disclosure in the notes to the financial statements. These additional disclosures may be presented before-tax or net-of-tax as long as the income tax benefit or expense attributed to each component of other comprehensive income and reclassification adjustments is presented in the financial statement or in the notes to the financial statements. ASU 2013-02 is effective for interim and annual periods beginning after December 15, 2012 and should be applied prospectively. The adoption of ASU 2013-02 did not have a material effect on the Company’s consolidated financial statements. The expanded disclosures have been included in Note 1 to these consolidated financial statements.